UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2011

Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On April 26, 2011, Harsco Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders approved the election of all nine returning members of the Board of Directors to serve until the 2012 Annual Meeting and ratified the appointment of PricewaterhouseCoopers LLP as Independent Auditors for the year ending December 31, 2011.  The stockholders also overwhelmingly endorsed the advisory vote on named executive officer compensation and overwhelmingly approved the Board of Directors’ recommendation for an every one year frequency for future advisory votes on named executive officer compensation.

 As of the record date, there were 80,639,370 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 70,894,865 or 87.92% of the outstanding common shares entitled to vote were represented in person or by proxy.  Those shares were voted as follows (vote totals may not agree due to rounding of fractional shares):

1.           The following individuals were nominated in 2011 to serve until the next Annual Meeting of Stockholders in 2012.  All nominees were elected.  The results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
K. G. Eddy	62,616,511	1,944,632	6,333,722
D.C. Everitt	62,669,097	1,892,046	6,333,722
S. D. Fazzolari	59,169,137	5,392,006	6,333,722
S. E. Graham	61,253,891	3,307,252	6,333,722
T. D. Growcock	60,782,653	3,778,490	6,333,722
H. W. Knueppel	61,745,717	2,815,426	6,333,722
J.M. Loree	62,667,653	1,893,490	6,333,722
A. J. Sordoni, III	59,763,155	4,797,988	6,333,722
R. C. Wilburn	58,657,761	5,903,382	6,333,722

2.           The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the accounts of the Company for the fiscal year ending December 31, 2011 was ratified. The results were as follows:

Votes For	Votes Against	Abstentions
66,894,785	3,786,816	213,263

 3.           The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,696,720	19,353,192	511,231	6,333,722

4.           The Company’s stockholders recommended, on an advisory basis, the holding of future advisory votes on named executive officer compensation every year.  The results were as follows:

One Year Frequency	Two Year Frequency	Three Year Frequency	Abstentions	Broker Non-Votes
55,371,584	554,106	8,085,009	550,443	6,333,722

In accordance with the results of this vote, the Board of Directors determined to implement an annual advisory vote on named executive officer compensation until the next vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION
(Registrant)

Date: April 29, 2011	By:	/s/ Mark E. Kimmel
Mark E. Kimmel
Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary